EX1 4 shinrec.htm EXA TO EX1

EFFECTIVE APRIL 28,
2014 THE COMPANYS
NAME IS NOW
INTOUCH HOLDINGS
PUBLIC CO LTD
Exhibit A
to
DEPOSIT AGREEMENT


OWNERS OF AMERICAN
DEPOSITARY SHARES
REPRESENTED BY
SHARES WILL NOT BE
ENTITLED TO
INSTRUCT THE
DEPOSITARY AS TO
THE EXERCISE OF
VOTING RIGHTS
PERTAINING TO SUCH
SHARES AS OF THE
DATE OF THE DEPOSIT
AGREEMENT. SEE THE
PROVISIONS OF
PARAGRAPH 18 OF
THIS AMERICAN
DEPOSITARY RECEIPT

AMERICAN DEPOSITARY
SHARES Each
American Depositary
Share represents
four 4 deposited
Shares

THE BANK OF NEW
YORK
AMERICAN DEPOSITARY
RECEIPT FOR ALIEN
BOARD SHARES
OF THE PAR VALUE
THB 1 EACH OF
SHIN CORPORATION
PUBLIC COMPANY
LIMITED
INCORPORATED UNDER
THE LAWS OF THE
KINGDOM OF THAILAND

    The Bank of New
York, as depositary
hereinafter called
the Depositary,
hereby certifies
that  or registered
assigns IS THE
OWNER OF

AMERICAN DEPOSITARY
SHARES

representing
deposited Alien
Board Shares, par
value THB 1 each
herein called
Shares, of Shin
Corporation Public
Company Limited,
incorporated under
the laws of the
Kingdom of Thailand
herein called the
Company.  At the
date hereof, each
American Depositary
Share represents
four 4 Shares which
are either
deposited or
subject to deposit
under the deposit
agreement at the
Siam Commercial
Bank Public Company
Limited herein
called the
Custodian.  The
Depositarys
Corporate Trust
Office is located
at an address
different from that
of its principal
executive
office.  Its
Corporate Trust
Office is located
at 101 Barclay
Street, New York,
New York 10286, and
its principal
executive office is
located at One Wall
Street, New York,
New York 10286.

THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, NEW
YORK  10286
     1.THE DEPOSIT
AGREEMENT.  This
American Depositary
Receipt is one of
an issue of
American Depositary
Receipts herein
called Receipts,
all issued and to
be issued upon the
terms and
conditions set
forth in the
deposit agreement,
dated as of , 2004
herein called the
Deposit Agreement,
by and among the
Company, the
Depositary, and all
Owners and Holders
from time to time
of Receipts issued
thereunder, each of
whom by accepting a
Receipt agrees to
become a party
thereto and become
bound by all the
terms and
conditions
thereof.  The
Deposit Agreement
sets forth the
rights of Owners
and Holders of the
Receipts and the
rights and duties
of the Depositary
in respect of the
Shares deposited
thereunder and any
and all other
securities,
property and cash
from time to time
received in respect
of such Shares and
held thereunder
such Shares,
securities,
property and cash
are herein called
Deposited
Securities.  Copies
of the Deposit
Agreement are on
file at the
Depositarys Corpo-
rate Trust Office
in New York City
and at the office
of the Custodian.

          The
statements made on
the face and
reverse of this
Receipt are
summaries of
certain provisions
of the Deposit
Agreement and are
qualified by and
subject to the
detailed provisions
of the Deposit
Agreement, to which
reference is hereby
made.  Capitalized
terms used but not
defined herein
shall have the
meanings set forth
in the Deposit
Agreement.

     2.DEPOSIT OF
SHARES.  Anything
to the contrary
contained herein or
in the Deposit
Agreement
notwithstanding,
the only type of
Shares of the
Company that will
be accepted for
deposit and that
are deliverable
upon withdrawal are
those socalled
Alien Board Shares
which are Shares of
the Company which
may be held and
traded by nonThai
nationals, or any
equivalent
mechanism which
clearly defines the
acquisition,
ownership and sale
of Shares by
nonThai nationals,
provided that if
the Stock Exchange
of Thailand or the
government of the
Kingdom of Thailand
introduces a change
which would allow
nonThai nationals
to own Shares other
than Alien Board
Shares, or any
equivalent
mechanism, without
violating any Thai
laws generally
applicable thereto,
the Company in its
sole discretion may
authorize the
Depositary in
writing to take
advantage of such
change or
liberalizing
measure, by
allowing for the
deposit of such
nonAlien Board
Shares or otherwise
as shall be
determined in the
sole discretion of
the Company.

          Anything
herein contained or
contained in the
Deposit Agreement
to the contrary
notwithstanding,
the number of
Shares on deposit
under the Deposit
Agreement shall not
exceed 25 of the
total number of
Shares outstanding
from time to time
which total number
of Shares
outstanding is
currently
approximately
2,938,479,400, and
the Company shall
from time to time
inform the
Depositary in
writing of any
increase or de-
crease in such
total number
provided, however,
that, notwithstand-
ing any such
decrease, the
Depositary shall be
under no obligation
to cause a
corresponding
decrease in the
number of Shares on
deposit under the
Deposit
Agreement.  The
Depositary shall
not be responsible
for any change in
the number of
Shares to be ac-
cepted for deposit
under until it has
received actual
notice of such
change in writing
from the Company
and has had a
reasonable
opportunity to so
notify the
Custodian.

     3.SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.  Upon
surrender of this
Receipt at the
Corporate Trust
Office of the
Depositary, and
upon payment of the
fee of the
Depositary provided
in this Receipt,
and subject to the
terms and condi-
tions of the
Deposit Agreement,
the Owner hereof is
entitled to
delivery, to him or
upon his order, of
the amount of
Deposited Secu-
rities at the time
represented by the
American Depositary
Shares for which
this Receipt is
issued.  Delivery
of such Deposited
Securities may be
made by the
delivery of ia
certificates in the
name of the Owner
hereof or as
ordered by him or b
certificates
properly endorsed
or accompanied by
proper instruments
of transfer to the
Owner hereof or as
ordered by him and
ii any other
securities,
property and cash
to which the Owner
hereof is then
entitled to in
respect of such
Receipt.  Such
delivery will be
made at the option
of the Owner hereof,
either at the
office of the
Custodian or at the
Corporate Trust
Office of the De-
positary, provided
that the forwarding
of certificates for
Shares or other
Deposited
Securities for such
delivery at the
Corporate Trust Of-
fice of the
Depositary shall be
at the request,
risk and expense of
the Owner hereof.

     4.TRANSFERS,
SPLITUPS AND
COMBINATIONS OF
RECEIPTS.  The
transfer of this
Receipt is
registrable on the
books of the
Depositary at its
Corporate Trust
Office by the Owner
hereof in person or
by duly authorized
attorney, upon sur-
render of this
Receipt at its
Corporate Trust
Office properly
endorsed for
transfer or
accompanied by a
proper instrument
or instruments of
transfer and funds
sufficient to pay
any applicable
transfer taxes and
the fees and
expenses of the
Depositary and upon
compliance with
such regulations,
if any, as the
Depositary may
establish for such
purpose.  This Re-
ceipt may be split
into other such
Receipts, or may be
combined with other
such Receipts into
one Receipt,
representing the
same aggregate
number of American
Depositary Shares
as the Receipt or
Receipts
surrendered.  As a
condition precedent
to the execution
and delivery,
registration of
transfer, splitup,
combination or
surrender of any
Receipt, the
delivery of any
distribution
thereon, or with-
drawal of any
Deposited
Securities, the
Depositary, the
Custodian or any
Registrar or
coRegistrar may
require payment
from the depositor
of Shares or the
presentor of the
Receipt of a sum
sufficient to re-
imburse it for any
tax or other
governmental charge
and any stock
transfer or
registration fee
with respect
thereto including
any such tax or
charge or fee with
respect to Shares
being deposited or
withdrawn and
payment of any ap-
plicable fees as
provided in this
Receipt, may
require the
production of proof
satisfactory to it
as to the identity
and genuineness of
any signature and
may also require
compliance with
such regulations,
if any, as the
Depositary may
establish
consistent with the
provisions of the
Deposit Agreement
or this Receipt,
including, without
limitation,
Paragraph 24 of
this Receipt.

          After
consultation with
the Company, if
outside the
ordinary course of
business, the
delivery of
Receipts against
deposits of Shares
generally or
against deposits of
particular Shares
may be suspended,
or the registration
of transfer of
Receipts in
particular
instances may be
refused, or the
registration of
transfer of
outstanding
Receipts generally
may be suspended,
during any period
when the transfer
books of the
Depositary or the
Company or, if
applicable, of the
Foreign Registrar,
specifically, the
Share Depository
Center are closed,
or if any such
action is deemed
necessary or
advisable by the
Depositary or the
Company at any time
or from time to
time because of any
requirement of law
or of any
government or
governmental body
or commission, or
under any provision
of the Deposit
Agreement or this
Receipt, or for any
other reason sub-
ject to Paragraph
24 hereof.  The
surrender of
outstanding
Receipts and with-
drawal of Deposited
Securities may not
be suspended
subject only to i
temporary delays
caused by closing
the transfer books
of the Depositary
or the Company or
the deposit of
Shares in
connection with
voting at a
shareholders
meeting, or the
payment of
dividends, ii the
payment of fees,
taxes and similar
charges, and iii
compliance with any
United States or
foreign laws or
governmental
regulations
relating to the
Receipts or to the
withdrawal of the
Deposited Secu-
rities.  Without
limitation of the
foregoing, the
Depositary shall
not knowingly
accept for deposit
under the Deposit
Agreement any
Shares required to
be registered under
the provisions of
the Securities Act
of 1933 and the
rules and
regulations
promulgated
thereunder, unless
a registration
statement is in
effect as to such
Shares.

     5.LIABILITY OF
OWNER FOR TAXES AND
OTHER CHARGES.  If
any tax or other
governmental
charges shall
become payable by
the Depositary or a
Custodian with
respect to any
Receipt or any
Deposited
Securities repre-
sented by the
American Depositary
Shares evidenced
hereby, the amount
of such tax or
other governmental
charges shall be
payable to the
Depositary by the
Owner hereof.  The
Depositary may
refuse and the
Company shall be
under no obligation,
to effect the
registration of any
transfer of this
Receipt or any
withdrawal of
Deposited Securi-
ties represented
hereby until such
payment is made,
and may withhold
any dividends or
other distributions,
or may sell for the
account of the
Owner hereof any
part or all of the
Deposited
Securities
represented by this
Receipt, and may
apply such
dividends or other
distributions or
the proceeds of any
such sale in
payment of such tax
or other
governmental charge
and the Owner
hereof shall remain
liable for any
deficiency.

     6.DISCLOSURE OF
INTERESTS.  The
Company may from
time to time re-
quest Owners or
former Owners to
provide information
as to the capacity
in which such Own-
ers own or owned
Receipts and
regarding the
identity of any
other Persons then
or previously in-
terested in such
Receipts and the
nature of such
interest and
various other
matters.  Each
Owner agrees to
provide any in-
formation requested
by the Company or
the Depositary
pursuant to this
Paragraph 6 and
Section 3.04 of the
Deposit Agreement
whether or not such
Person is still an
Owner at the time
of such
request.  The
Depositary agrees
to use reasonable
efforts to comply
with written
instructions re-
ceived from the
Company requesting
that the Depositary
forward any such
requests to the
Owners and to
forward to the
Company any such
responses to such
requests received
by the Depositary.

     7.WARRANTIES OF
DEPOSITORS.  Every
Person depositing
Shares hereunder
and under the
Deposit Agreement
shall be deemed
thereby to
represent and
warrant that such
Shares and each
certificate
therefor are
validly issued,
fully paid,
nonassessable and
free of any
preemption rights
of the holders of
outstanding Shares
and that the Person
making such deposit
is duly authorized
so to do.  Every
such Person shall
also be deemed to
represent that the
deposit of Shares
or sale of Receipts
by such Person is
not restricted
under the Securi-
ties Act of
1933.  Such
representations and
warranties shall
survive the deposit
of such Shares and
issuance of such
Receipts.

     8.FILING PROOFS,
CERTIFICATES AND
OTHER
INFORMATION.  Any
Person presenting
Shares for deposit
or any Owner of a
Receipt may be
required from time
to time to file
such proof of
citizenship or
residence, exchange
control approval,
the identity of the
Person legally or
beneficially
interested in the
Receipt and the
nature of such
interest, or such
information
relating to the
registration on the
books of the
Company or of the
appointed agent of
the Company for
transfer and
registration of
Shares, which may
be, but need not be,
the Foreign
Registrar,
specifically, the
Share Depository
Center of the
Shares presented
for deposit or
other information,
and to execute such
certificates and to
make such
representations and
warranties, as the
Depositary or the
Company may deem
necessary or
proper.  The
Depositary may
withhold the deliv-
ery or registration
of transfer of any
Receipt or the dis-
tribution or sale
of any dividend or
other distribution
of rights or of the
proceeds thereof or
the delivery of any
Deposited
Securities until
such proof or other
information is
filed or such
certificates are
executed or such
representations and
warranties
made.  The De-
positary shall,
upon the request
and at the expense
of the Company,
provide the Company
in a timely manner
with copies of all
such proofs, cer-
tificates and
written
representations and
warranties provided
to the Depositary
under this
Paragraph 8 and
Section 3.01 of the
Deposit
Agreement.  No
Share shall be
accepted for de-
posit unless
accompanied by
evidence
satisfactory to the
Depositary which
may be an opinion
of counsel that any
necessary approval
has been granted by
the governmental
body in the Kingdom
of Thailand, if any,
which is then
performing the
function of the
regulation of
currency exchange
control

     9.CHARGES OF
DEPOSITARY.  The
Company agrees to
pay the fees and
reasonable expenses
of the Depositary
and those of any
Registrar only in
accordance with
agreements in
writing entered
into between the
Depositary and the
Company from time
to time.  The
Depositary shall
present its
statement for such
charges and
expenses to the
Company once every
three months.  The
charges and
expenses of the
Custodian are for
the sole account of
the Depositary.

          The
following charges
shall be incurred
by any Person
depositing or
withdrawing Shares
or by any Person
surrendering
Receipts or to whom
Receipts are issued
including, without
limitation,
issuance pursuant
to a stock dividend
or stock split
declared by the
Company or an
exchange of stock
regarding the
Receipts or
Deposited
Securities or a
distribution of
Receipts pursuant
to Section 4.03 of
the Deposit
Agreement,
whichever
applicable  i the
fees of the
Depositary for the
execution and
delivery of
Receipts pursuant
to Section 2.03 of
the Deposit
Agreement, the
execution and
delivery of Re-
ceipts pursuant to
Section 4.03 of the
Deposit Agreement,
the surrender of
Receipts pursuant
to Section 2.05 of
the Deposit
Agreement, and the
making of any cash
distribution
pursuant to the De-
posit Agreement,
including but not
limited to Sections
4.01 through 4.04
thereof, ii taxes
and other govern-
mental charges, iii
such registration
fees as may from
time to time be in
effect for the
registration of
transfers of Shares
generally on the
share register of
the Company or For-
eign Registrar
including the Share
Depository Center
and applicable to
transfers of Shares
to the name of the
Depositary or its
nominee or the
Custodian or its
nominee on the mak-
ing of deposits or
withdrawals under
the Deposit Agree-
ment, iv such cable,
telex and facsimile
transmission ex-
penses as are
expressly provided
for in the Deposit
Agreement, v such
reasonable and
customary expenses
as are incurred by
the Depositary in
the conversion of
foreign currency
pursuant to Section
4.05 of the Deposit
Agreement, vi a fee
not in excess of
US$5.00 per 100
American Depositary
Shares or portion
thereof for the
issuance or
surrender,
respectively, of a
Receipt, vii a fee
of US$.02 or less
per American
Depositary Share or
portion thereof for
any cash distribu-
tion made pursuant
to the Deposit
Agreement including
but not limited to
Sections 4.01
through 4.04 of the
Deposit Agreement,
and viii any other
charge payable by
the Depositary, any
of the Depositarys
agents, including
the Custodian, or
the agents of the
Depositarys agents
in connection with
the servicing of
Shares or other
Deposited
Securities which
charge shall be
assessed against
Owners as of the
date or dates set
by the Depositary
in accordance with
Section 4.06 of the
Deposit Agreement
and shall be
payable at the sole
discretion of the
Depositary by
billing such Owners
for such charge or
by deducting such
charge from one or
more cash dividends
or other cash
distributions.

          The
Depositary, subject
to Section 2.09 of
the Deposit
Agreement and
Paragraph 10 hereof,
may own and deal in
any class of
securities of the
Company and its
affiliates and in
Receipts.

     10.PRERELEASE
OF SHARES AND
RECEIPTS.  The
Depositary may
issue Receipts
against delivery by
the Company or any
agent of the
Company recording
Share Ownership of
rights to receive
Shares from the
Company or any such
agent of the
Company.  No such
issue of Receipts
will be deemed a
PreRelease that is
subject to the
restrictions of the
following paragraph.

           Unless
requested in
writing by the
Company to cease
doing so, the
Depositary may,
notwithstanding
Section 2.03 of the
Deposit Agreement,
execute and deliver
Receipts prior to
the receipt of
Shares pursuant to
Section 2.02 of the
Deposit Agreement
PreRelease.  The
Depositary may,
pursuant to Section
2.05 of the Deposit
Agreement, deliver
Shares upon the
receipt and
cancellation of
Receipts which have
been PreReleased,
whether or not such
cancellation is
prior to the
termination of such
PreRelease or the
Depositary knows
that such Receipt
has been
PreReleased.  The
Depositary may
receive Receipts in
lieu of Shares in
satisfaction of a
PreRelease.  Each
PreRelease will be
a preceded or
accompanied by a
written
representation and
agreement from the
Person to whom
Receipts are to be
delivered the
PreReleasee that
the PreReleasee, or
its customer, i
owns the Shares or
Receipts to be
remitted, as the
case may be, ii
assigns all
beneficial right,
title and interest
in such Shares or
Receipts, as the
case may be, to the
Depositary in its
capacity as such
and for the benefit
of the Owners, and
iii will not take
any action with
respect to such
Share or Receipts,
as the case may be,
that is
inconsistent with
the transfer of
beneficial
Ownership including,
without the consent
of the Depositary,
disposing of such
Shares or Receipts,
as the case may be,
other than in
satisfaction of
such PreRelease, b
at all time fully
collateralized with
cash, U.S.
government
securities or such
other collateral as
the Depositary
determines, in good
faith, will provide
substantially
similar liquidity
and security, c
terminable by the
Depositary on not
more than five 5
business days
notice, and d
subject to such
further indemnities
and credit
regulations as the
Depositary deems
appropriate.  The
number of Shares
not deposited but
represented by
American Depositary
Shares outstanding
at any time as a
result of
PreReleases will
not normally exceed
thirty percent 30
of the Shares
deposited under the
Deposit Agreement
provided, however,
that the Depositary
reserves the right
to disregard such
limit from time to
time as it deems
reasonably
appropriate, and
may, with the prior
written consent of
the Company, change
such limit for
purposes of general
application.  The
Depositary will
also set dollar
limits with respect
to PreRelease
transactions to be
undertaken under
the Deposit
Agreement with any
particular
PreReleasee on a
casebycase basis as
the Depositary
deems
appropriate.  For
purposes of
enabling the
Depositary to
fulfill its
obligations to the
Owners under the
Deposit Agreement,
the collateral
referred to in
clause b above
shall be held by
the Depositary as
security for the
performance of the
PreReleasees
obligations to the
Depositary in
connection with a
PreRelease
transaction,
including the
PreReleasees
obligation to
deliver Shares or
Receipts upon
termination of a
PreRelease
transaction and
shall not, for the
avoidance of doubt,
constitute
Deposited
Securities
hereunder.

           The
Depositary may
retain for its own
account any
compensation
received by it in
connection with the
foregoing.

     11.TITLE TO
RECEIPTS.  It is a
condition of this
Receipt and every
successive Owner
and Holder of this
Receipt by
accepting or
holding the same
consents and agrees,
that title to this
Receipt and to each
American Depositary
Share evidenced
hereby when such
Receipt is properly
endorsed or
accompanied by
proper instrument
or instruments of
transfer, is
transferable by
delivery with the
same effect as in
the case of a
negotiable
instrument under
the law of the
State of New York
provided, however,
that the Company
and the Depositary,
notwithstanding any
notice to the
contrary, may treat
the Person in whose
name this Receipt
is registered on
the books of the
Depositary as the
absolute Owner
hereof for the
purpose of
determining the
Person entitled to
any distribution of
dividends or other
distributions or to
any notice provided
for in the Deposit
Agreement and for
all other purposes
and neither the
Depositary nor the
Company shall have
any obligation or
be subject to any
liability under the
Deposit Agreement
or this Receipt to
any Holder of a
Receipt unless such
Holder is the Owner
hereof.

     12.VALIDITY OF
RECEIPT.  This
Receipt shall not
be entitled to any
benefits under the
Deposit Agreement
or be valid or
obligatory for any
purpose, unless
this Receipt shall
have been executed
by the Depositary
by the manual
signature of a duly
authorized
signatory of the
Depositary provided,
however that such
signature may be a
facsimile if a
Registrar for
Receipts shall have
been appointed and
such Receipts are
countersigned by
the manual
signature of a duly
authorized officer
of the Registrar.

     13.REPORTS
INSPECTION OF
TRANSFER BOOKS,
ETC.  The Company
currently furnished
the United States
Securities and
Exchange Commission
hereinafter called
the Commission with
certain public
reports and
documents required
by foreign law or
otherwise under
Rule 12g32b under
the Securities
Exchange Act of
1934.  Such reports
and communications
will be available
for inspection and
copying at the
public reference
facilities
maintained by the
Commission located
at 450 Fifth Street,
N.W., Washington,
DC 20549.

          The
Depositary will
make available for
inspection by
Owners at its
Corporate Trust
Office i the
Deposit Agreement
and ii any reports
and communications,
including any proxy
soliciting material,
received from the
Company which are
both a received by
the Depositary as
the holder of the
Deposited
Securities and b
made generally
available to the
holders of such
Deposited
Securities by the
Company.

          The
Depositary will
keep books for the
registration of
Receipts and
transfers of
Receipts which at
all reasonable
times shall be open
for inspection by
the Owners,
provided that such
inspection shall
not be for the
purpose of com-
municating with the
Owners in the
interest of a busi-
ness or object
other than the
business of the
Company or a matter
related to the
Deposit Agreement
or the
Receipts.  To the
extent required
under Rule 12g32b
or otherwise under
the Securities
Exchange Act of
1934, such reports
and communications,
including any such
proxy soliciting
material, furnished
to the Depositary
by the Company
shall be furnished
in English or,
where permitted by
such Rule,
summarized in En-
glish.

     14.DIVIDENDS
AND
DISTRIBUTIONS.  Whe
never the
Depositary receives
any cash dividend
or other cash
distribution by the
Company on any
Deposited
Securities, the
Depositary will, if
at the time of
receipt thereof any
amounts received in
a foreign currency
can in the judgment
of the Depositary
be converted on a
reasonable basis
into Dollars
transferable to the
United States of
America, and
subject to the
Deposit Agreement,
convert such
dividend or
distribution into
Dollars and will
distribute as
promptly as
practicable the
amount thus
received net of the
fees of the
Depositary as
provided in
Paragraph 9 which
shall be solely the
obligation of the
Owners entitled to
such dividend or
distribution to the
Owners entitled
thereto, in
proportion to the
number of American
Depositary Shares
representing such
Deposited
Securities held by
them, respectively
provided, however,
that in the event
that the Depositary
or the Company is
required to
withhold and does
withhold from any
cash dividend or
other cash
distribution in
respect of any
Deposited
Securities an
amount on account
of taxes or other
governmental
charges, the amount
distributed to the
Owners on the
American Depositary
Shares representing
such Deposited
Securities shall be
reduced
accordingly.  The
Depositary shall
distribute only
such amount,
however, as can be
distributed without
attributing to any
Owner a fraction of
one cent.  Any such
fractional amounts
shall be rounded to
the nearest whole
cent and so dis-
tributed to Owners
entitled
thereto.  The
Company or its
agent shall remit
to the appropriate
governmental agency
in the Kingdom of
Thailand all
amounts withheld
and owing to such
agency.  The
Depositary shall
remit to the
appropriate govern-
mental agency in
the United States
of America all
amounts withheld
and owing to such
agency.  The
Depositary shall
forward to the
Company or its
agent such
information from
its records as the
Company may request
to enable the
Company or its
agent to file
necessary reports
with governmental
authorities or
agencies.

          Subject tot
he provisions of
the Deposit
Agreement, whenever
the Depositary
receives any
distribution other
than a distribution
described in
Sections 4.01, 4.03
or 4.04 of the
Deposit Agreement,
the Depositary
shall cause the
securities or
property received
by it to be
distributed to the
Owners entitled
thereto, in
proportion to the
number of American
Depositary Shares
representing such
Deposited
Securities held by
them respectively,
in any manner that
the Depositary may
deem equitable and
practicable for
accomplishing such
distribution
provided, however,
that if in the
opinion of the
Depositary such
distribution cannot
be made pro-
portionately among
the Owners entitled
thereto, or if for
any other reason
including, but not
limited to, any
requirement that
the Company, a
Custodian or the
Depositary withhold
an amount on
account of taxes or
other governmental
charges or that
such securities
must be registered
under the
Securities Act of
1933 in order to be
distributed to
Owners or Holders
the Depositary
deems such
distribution not to
be feasible, the
Depositary may
adopt such method
as it may deem
equitable and
practicable for the
purpose of
effecting such
distribution,
including, but not
limited to, the
public or private
sale of the securi-
ties or property
thus received, or
any part thereof,
and the net
proceeds of any
such sale net of
the fees of the
Depositary as
provided in
Paragraph 9 shall
be distributed by
the Depositary to
the Owners entitled
thereto as in the
case of a
distribution
received in cash.

          If any
distribution upon
any Deposited
Securities consists
of a dividend in,
or free
distribution of,
Shares, the
Depositary may and
shall if the
Company shall so
request, distribute
to the Owners of
outstanding
Receipts entitled
thereto, additional
Receipts for an
aggregate number of
American Depositary
Shares representing
the amount of
Shares received as
such dividend or
free
distribution.  In
lieu of delivering
Receipts for
fractional American
Depositary Shares
in any such case,
the Depositary will
sell the amount of
Shares represented
by the aggregate of
such fractions and
distribute the net
proceeds in Dollars,
all in the manner
and subject to the
conditions set
forth in the
Deposit
Agreement.  If
additional Receipts
are not so
distributed, each
American Depositary
Share shall
thenceforth also
represent its
proportionate
interest in the ad-
ditional Shares
distributed upon
the Deposited
Securities
represented thereby.

          In the
event that the
Depositary
determines that any
distribution in
property including
Shares and rights
to subscribe
therefor is subject
to any tax which
the Depositary is
obligated to
withhold, the De-
positary may
dispose of all or a
portion of such
property including
Shares and rights
to subscribe
therefor in such
amounts and in such
a manner as the
Depositary deems
necessary and
practicable to pay
any such taxes, by
public or private
sale, and the
Depositary shall
distribute the net
proceeds of any
such sale after de-
duction of such
taxes to the Owners
entitled thereto in
proportion to the
number of American
Depositary Shares
held by them
respectively and
the Depositary
shall distribute
any unsold balance
of such property in
accordance with the
provisions of this
Receipt and the
Deposit Agreement.

     15.RIGHTS.  In
the event that the
Company shall offer
or cause to be
offered to the
holders of any
Deposited Securi-
ties any rights to
subscribe for
additional Shares
or any rights of
any other nature,
the Depositary,
after consultation
with the
Company,  shall
have discretion as
to the procedure to
be followed in mak-
ing such rights
available to any
Owners entitled
thereto or in
disposing of such
rights on behalf of
such Owners and
making the net
proceeds available
in Dollars to such
Owners or, if by
the terms of such
rights offering or
by reason of
applicable law, the
Depositary may
neither make such
rights available to
any Owners nor dis-
pose of such rights
and make the net
proceeds available
to such Owners,
then the Depositary
shall allow the
rights to lapse
provided, however,
that if at the time
of the offering of
any rights the
Depositary deter-
mines in its
discretion that it
is lawful and fea-
sible to make such
rights available to
all Owners or to
certain Owners but
not to other Owners,
the Depositary may
distribute to any
Owner to whom it
determines the
distribution to be
lawful and feasible,
in proportion to
the number of
American Depositary
Shares held by such
Owner, warrants or
other instruments
therefor in such
form as it deems
appropriate.

          In
circumstances in
which rights would
otherwise not be
distributed, if an
Owner of Receipts
requests the
distribution of
warrants or other
instruments in
order to exercise
the rights
allocable to the
American Depositary
Shares of such
Owner under the
Deposit Agreement,
the Depositary will
make such rights
available to such
Owner upon written
notice from the
Company to the
Depositary that a
the Company has
elected in its sole
discretion to
permit such rights
to be exercised and
b such Owner has
executed such
documents as the
Company has
determined in its
sole discretion are
reasonably required
under applicable
law.

          If the
Depositary has
distributed
warrants or other
instruments for
rights to all or
certain Owners,
then upon
instruction from
such an Owner
pursuant to such
warrants or other
instruments to the
Depositary from
such Owner to
exercise such
rights, upon
payment by such
Owner to the
Depositary for the
account of such
Owner of an amount
equal to the
purchase price of
the Shares to be
received upon the
exercise of the
rights, and upon
payment of the fees
and expenses of the
Depositary and any
other charges as
set forth in such
warrants or other
instruments, the
Depositary shall,
on behalf of such
Owner, exercise the
rights and purchase
the Shares, and the
Company shall cause
the Shares so
purchased to be
delivered to the
Depositary on
behalf of such
Owner.  As agent
for such Owner, the
Depositary will
cause the Shares so
purchased to be
deposited pursuant
to Section 2.02 of
the Deposit
Agreement, and
shall, pursuant to
Section 2.03 of the
Deposit Agreement,
execute and deliver
Receipts to such
Owner.  In the case
of a distribution
pursuant to the
second paragraph of
this Article 13,
such Receipts shall
be legended in
accordance with
applicable U.S.
laws, and shall be
subject to the
appropriate
restrictions on
sale, deposit,
cancellation, and
transfer under such
laws.

          If the
Depositary
determines in its
discretion that it
is not lawful and
feasible to make
such rights
available to all or
certain Owners, it
may sell the rights,
warrants or other
instruments in
proportion to the
number of American
Depositary Shares
held by the Owners
to whom it has
determined it may
not lawfully or
feasibly make such
rights available,
and allocate the
net proceeds of
such sales net of
the fees and
expenses of the
Depositary as
provided in Section
5.09 of the Deposit
Agreement and all
taxes and
governmental
charges payable in
connection with
such rights and
subject to the
terms and
conditions of the
Deposit Agreement
for the account of
such Owners
otherwise entitled
to such rights,
warrants or other
instruments, upon
an averaged or
other practical
basis without
regard to any
distinctions among
such Owners because
of exchange
restrictions or the
date of delivery of
any Receipt or
otherwise.

          The
Depositary will not
offer rights to
Owners unless both
the rights and the
securities to which
such rights relate
are either exempt
from registration
under the
Securities Act of
1933 with respect
to a distribution
to all Owners or
are registered
under the
provisions of such
Act provided, that
nothing in the
Deposit Agreement
shall create, any
obligation on the
part of the Company
to file a
registration
statement with
respect to such
rights or
underlying
securities or to
endeavor to have
such a registration
statement declared
effective.  If an
Owner of Receipts
requests the
distribution of
warrants or other
instruments,
notwithstanding
that there has been
no such
registration under
the Securities Act
of 1933, the
Depositary shall
not effect such
distribution unless
it has received an
opinion from
recognized counsel
in the United
States for the
Company upon which
the Depositary may
rely that such
distribution to
such Owner is
exempt from such
registration.

          The
Depositary shall
not be responsible
for any failure to
determine that it
may be lawful or
feasible to make
such rights
available to Owners
in general or any
Owner in particular.

     16.CONVERSION
OF FOREIGN
CURRENCY.  Whenever
the Depositary
shall receive
foreign currency,
by way of dividends
or other
distributions or as
the net proceeds
from the sale of
securities,
property or rights,
and if at the time
of the receipt
thereof the foreign
currency so
received can in the
judgment of the
Depositary be
converted on a
reasonable basis
into Dollars and
the resulting
Dollars distributed
to the Owners
entitled thereto,
the Depositary
shall as promptly
as practicable
convert or cause to
be converted, by
sale or in any
other manner that
it may determine,
such foreign
currency into
Dollars, and such
Dollars net of any
reasonable and
customary
conversion expenses
of the Depositary
shall be
distributed to the
Owners entitled
thereto or, if the
Depositary shall
have distributed
any warrants or
other instruments
which entitle the
holders thereof to
such Dollars, then
to the holders of
such warrants
and/or instruments
upon surrender
thereof for
cancellation in
whole or in part
depending upon the
terms of such war-
rants and/or
instruments.  Such
distribution shall
be made in
proportion to the
number of American
Depositary Shares
representing
Deposited Secu-
rities held
respectively by
such Owners and
entitling them to
such Dollars.  Such
distribution may be
made upon an
averaged or other
practicable basis
without regard to
any distinctions
among Owners on
account of exchange
restrictions or
otherwise.

          If such
conversion or
distribution can be
effected only with
the approval or
license of any
government or
agency thereof, the
Depositary shall
file such
application for ap-
proval or license,
if any, as it may
deem desirable.

          If at any
time the Depositary
shall determine
that in its judg-
ment any foreign
currency received
by the Depositary
is not convertible
on a reasonable
basis into Dollars
distributable to
Owners entitled
thereto, or if any
approval or license
of any government
or agency thereof
which is required
for such conversion
is denied or in the
reasonable opinion
of the Depositary
is not obtainable,
or if any such
approval or license
is not obtained
within a reasonable
period as deter-
mined by the
Depositary, the
Depositary may
distribute the
foreign currency or
an appropriate
document evidencing
the right to
receive such
foreign currency
received by the De-
positary to, or in
its discretion may
hold such foreign
currency uninvested
and without
liability for
interest thereon
for the respective
accounts of, the
Owners entitled to
receive the same.

          If any such
conversion of
foreign currency,
in whole or in part,
cannot be effected
for distribution to
some Owners
entitled thereto,
the Depositary may
in its discretion
make such
conversion and
distribution in
Dollars to the ex-
tent permissible to
the Owners entitled
thereto and may
distribute the
balance of the
foreign currency
received by the
Depositary to, or
hold such balance
uninvested and
without liability
for interest
thereon for the
respective accounts
of, the Owners en-
titled thereto.

     17.RECORD
DATES.  Whenever
any cash dividend
or other cash
distribution shall
become payable or
any distribution
other than cash
shall be made, or
whenever rights
shall be issued
with respect to the
Deposited
Securities, or
whenever for any
reason the
Depositary causes a
change in the
number of Deposited
Securities that are
represented by each
American Depositary
Share, or whenever
the Depositary
shall receive
notice of any
meeting of holders
of Shares or other
Deposited
Securities, the
Depositary will fix
a record date as
near as practicable
to the record date
set by the Company
for the Deposited
Securities, for the
determination of
the Owners who will
be entitled, as the
case may be, to
receive such
dividend,
distribution or
rights, or the net
proceeds of the
sale thereof, or to
give instructions
for the exercise of
voting rights if
any at any such
meeting, or for
fixing the date on
or after which each
American Depositary
Share will
represent the
changed number of
Shares, subject to
the provisions of
the Deposit
Agreement.

     18.VOTING OF
DEPOSITED
SECURITIES.  UNTIL
THE DEPOSITARY
RECEIVES WRITTEN
NOTICE FROM THE
COMPANY TO THE
CONTRARY, OWNERS OF
AMERICAN DEPOSITARY
SHARES REPRESENTED
BY SHARES WILL NOT
BE ENTITLED TO
INSTRUCT THE
DEPOSITARY AS TO
THE EXERCISE OF
VOTING RIGHTS
PERTAINING TO SUCH
SHARES.  UPON
RECEIPT BY THE
DEPOSITARY OF SUCH
NOTICE TO THE
CONTRARY, THEN AND
THEREAFTER THE
REMAINING
PROVISIONS OF THIS
PARAGRAPH SHALL
APPLY.

          Upon
receipt of notice
of any meeting or
solicitation of
consents or proxies
of holders of
Shares or other
Deposited
Securities, if
requested in
writing by the
Company, the
Depositary shall,
as soon as
practicable
thereafter, mail to
the Owners a notice,
containing the form
of which notice
shall be in the
sole discretion of
the Depositary,
which shall contain
a such information
as is contained in
such notice of
meeting received by
the Depositary from
the Company, b a
statement that each
Owner at the close
of business on a
specified record
date will be
entitled, subject
to applicable law
and the provisions
of the Memorandum
and Articles of
Association of the
Company and the
terms of or
governing Deposited
Securities, to
instruct the
Depositary as to
the exercise of the
voting rights, if
any, pertaining to
the amount of
Shares or other
Deposited
Securities
represented by
their respective
American Depositary
Shares evidenced by
such Owners
Receipts and c a
statement as to the
manner in which
such instructions
may be given,
including an
express indication
that such
instructions may be
given or deemed
given in accordance
with the last
sentence of this
paragraph if no
instruction is
received, to the
Depositary to give
a discretionary
proxy to a Person
designated by the
Company.  Upon the
written request of
an Owner on such
record date,
received on or
before the date
established by the
Depositary for such
purpose, the
Depositary shall
endeavor insofar as
practicable and
permitted under
applicable law and
the provisions of
the Memorandum and
Articles of
Association of the
Company and the
terms of or
governing Deposited
Securities to vote
or cause to be
voted the amount of
Shares or other
Deposited
Securities
represented by the
American Depositary
Shares evidenced by
such Owners
Receipts in
accordance with the
instructions set
forth in such
request.  The
Depositary shall
not vote or attempt
to exercise the
right to vote that
attaches to the
Shares or other
Deposited
Securities, other
than in accordance
with such
instructions or
deemed instructions.
If no instructions
are received by the
Depositary from any
Owner with respect
to any of the
Deposited
Securities
represented by the
American Depositary
Shares evidenced by
such Owners
Receipts on or
before the date
established by the
Depositary for such
purpose, the
Depositary shall
deem such Owner to
have instructed the
Depositary to give
a discretionary
proxy to a person
designated by the
Company with
respect to such
Deposited
Securities and the
Depositary shall
give a
discretionary proxy
to a person
designated by the
Company to vote
such Deposited
Securities,
provided, that no
such instruction
shall be deemed
given and no such
discretionary proxy
shall be given with
respect to any
matter as to which
the Company informs
the Depositary and
the Company agrees
to provide such
information as
promptly as
practicable in
writing that x the
Company does not
wish such proxy
given, y
substantial
opposition exists
or z such matter
materially and
adversely affects
the rights of
holders of Shares.

          There can
be no assurance
that Owners
generally or any
Owner in particular
will receive the
notice described in
the preceding
paragraph
sufficiently prior
to the instruction
date to ensure that
the Depositary will
vote the Shares or
Deposited
Securities in
accordance with the
provisions set
forth in the
preceding paragraph.

     19.CHANGES
AFFECTING DEPOSITED
SECURITIES.  Upon
any change in nomi-
nal value, change
in par value,
splitup, con-
solidation, or any
other
reclassification of
Deposited Secu-
rities, or upon any
recapitalization,
reorganization,
merger or
consolidation or
sale of assets
affecting the
Company or to which
it is a party, any
securities which
shall be received
by the Depositary
or a Custodian in
exchange for or in
conversion of or in
respect of
Deposited
Securities shall be
treated as new
Deposited Se-
curities under the
Deposit Agreement,
and American
Depositary Shares
shall thenceforth
represent in
addition to
existing Deposited
Securities, the new
Deposited
Securities so
received in
exchange or
conversion, unless
additional Receipts
are delivered
pursuant to the
following
sentence.  In any
such case the
Depositary may,
upon consultation
with the Company,
and shall, if the
Company shall so
request, execute
and deliver
additional Receipts
as in the case of a
dividend on the
Shares, or call for
the surrender of
outstanding
Receipts to be
exchanged for new
Receipts
specifically
describing such new
Deposited Secu-
rities.

     20.LIABILITY OF
DEPOSITARY AND
COMPANY.  Neither
the Depositary nor
the Company nor any
of their respective
directors,
employees, agents
or affiliates shall
incur any liability
to any Owner or
Holder, if by
reason of any
provision of any
present or future
law or regulation
of the United
States of America
or the Kingdom of
Thailand or any
other country, or
of any other
governmental or
regulatory
authority or stock
exchange, or by
reason of any
provisions, present
or future, of the
Memorandum or
Articles of
Association of the
Company, or by
reason of any terms
of any securities
issued or
distributed by the
Company, or any
offering or
distribution
thereof, or by rea-
son of any act of
God or war or
terrorism or other
circumstances
beyond their
control, the
Depositary or the
Company shall be
prevented, delayed
or forbidden from,
or be subject to
any civil or
criminal penalty on
account of, doing
or performing any
act or thing
contemplated by the
terms of the
Deposit Agreement
or Deposited
Securities it is
provided shall be
done or performed
nor shall the
Depositary or the
Company or any of
their respective
directors,
employees, agents
or affiliates incur
any liability to
any Owner or Holder
by reason of any
nonperformance or
delay, caused as
aforesaid, in the
performance of any
act or thing
contemplated by the
terms of the
Deposit Agreement
it is provided
shall be done or
performed, or by
reason of any
exercise of, or
failure to exercise,
any discretion
provided for in the
Deposit
Agreement.  Where,
by the terms of a
distribution
pursuant to
Sections 4.01, 4.02
or 4.03 of the
Deposit Agreement,
or an offering or
distribution
pursuant to Section
4.04 of the Deposit
Agreement, or
because of
applicable law,
such distribution
or offering may not
be made available
to all or certain
Owners, and the De-
positary may not
dispose of such
distribution or
offering on behalf
of such Owners and
make the net
proceeds available
to such Owners,
then the Depositary
shall not make such
distribution or
offering, and shall
allow any rights,
if applicable, to
lapse, without any
liability to the
Depositary or the
Company to any
Owner or Holder or
any other
Person.  Neither
the Company nor the
Depositary assumes
any obligation or
shall be subject to
any liability under
the Deposit
Agreement to Owners
or Holders, except
that they agree to
perform its
obligations
specifically set
forth in the
Deposit Agreement
without negligence
or bad faith.  The
Depositary shall
not be subject to
any liability with
respect to the
validity or worth
of the Deposited
Securities.  Neithe
r the Depositary
nor the Company
shall be under any
obligation to ap-
pear in, prosecute
or defend any
action, suit or
other proceeding in
respect of any
Deposited
Securities or in
respect of the
Receipts, which in
its opinion may
involve it in
expense or
liability, unless
indemnity
satisfactory to it
against all expense
and liability be
furnished as often
as may be required,
and the Custodian
shall not be under
any obligation
whatsoever with
respect to such
proceedings, the
responsibility of
the Custodian being
solely to the
Depositary.  Neithe
r the Depositary
nor the Company
shall be liable for
any action or
nonaction by it in
reliance upon the
advice of or
information from
legal counsel,
accountants, any
Person presenting
Shares for deposit,
any Owner or Holder,
or any other Person
believed by it in
good faith to be
competent to give
such advice or in-
formation including
but not limited to,
any such action or
nonaction based
upon any written
notice, request,
direction or other
document believed
by it to be genuine
and to have been
signed or presented
by the proper party
or parties.  The
Depositary shall
not be responsible
for any failure to
carry out any
instructions to
vote any of the
Deposited
Securities, or for
the manner in which
any such vote is
cast or the effect
of any such vote,
provided that any
such action or
nonaction is in
good faith.  The
Depositary shall
not be liable for
any acts or
omissions made by a
successor
depositary whether
in connection with
a previous act or
omission of the
Depositary or in
connection with any
matter arising
wholly after the
removal or
resignation of the
Depositary,
provided that in
connection with the
issue out of which
such potential
liability arises
the Depositary
performed its
obligations without
negligence or bad
faith while it
acted as
Depositary.  The
Company agrees to
indemnify the
Depositary and any
Custodian and any
of their respective
directors,
employees, agents
and affiliates
against, and hold
each of them
harmless from, any
liability or
expense which may
arise out of acts
performed including,
but not limited to,
the fees and
expenses of counsel
or omitted, in
accordance with the
provisions of the
Deposit Agreement
and of the Receipts,
as the same may be
amended, modified
or supplemented
from time to time,
i by either the
Depositary or any
Custodian or any of
their respective
directors, em-
ployees, agents or
affiliates, except
for any liability
or expense arising
out of the
negligence or bad
faith of any of
them, or ii by the
Company or any of
its directors,
employees, agents
and
affiliates.  The
Depositary agrees
to indemnify the
Company, its di-
rectors, employees,
agents and
affiliates and hold
them harmless from
any liability or
expense which may
arise out of acts
performed or
omitted by the
Depositary or any
Custodian or their
respective
directors,
employees, agents
and affiliates
arising out of the
negligence or bad
faith of any of
them.

          No
disclaimer of
liability under the
Securities Act of
1933 is intended by
any provision of
the Deposit
Agreement.

          Any Person
seeking
indemnification
under the Deposit
Agreement an in-
demnified person
shall notify the
Person from whom it
is seeking
indemnification the
indemnifying person
of a commencement
of any
indemnifiable
action or claim
promptly after such
indemnified person
becomes aware of
such commencement
and shall consult
in good faith with
the indemnifying
person as to the
conduct of the
defense of such
action or claim,
which defense shall
be reasonable under
the
circumstances.  No
indemnified person
shall compromise or
settle any action
or claim without
the consent of the
indemnifying person.

     21.RESIGNATION
AND REMOVAL OF
DEPOSITARY
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.  The
Depositary may at
any time resign as
Depositary under
the Deposit
Agreement by 120
days written notice
of its election so
to do delivered to
the Company, such
resignation to take
effect upon the
appointment of a
successor
depositary and its
acceptance of such
appointment as
provided in the
Deposit
Agreement.  The
Depositary may at
any time be removed
by the Company by
120 days prior
written notice of
such removal, to
become effective
upon the later of i
the 120th day after
delivery of the
notice to the
Depositary and ii
the appointment of
a successor
depositary and its
acceptance of such
appointment as
provided in the
Deposit Agreement.

          In case at
any time the
Depositary acting
under the Deposit
Agreement shall
resign or be
removed, the
Company shall use
its best efforts to
appoint a successor
depositary, which
shall be a bank or
trust company
having an office in
the Borough of Man-
hattan, The City of
New York.  Every
successor
depositary shall
execute and deliver
to its predecessor
and to the Company
an instrument in
writing accepting
its appointment
under the Deposit
Agreement, and
thereupon such
successor
depositary, without
any further act or
deed, shall become
fully vested with
all the rights,
powers, duties and
obligations of its
predecessor but
such predecessor,
nevertheless, upon
payment of all sums
due it and on the
written request of
the Company shall
execute and deliver
an instrument
transferring to
such successor all
rights and powers
of such predecessor
under the Deposit
Agreement, shall
duly assign,
transfer and
deliver nominal
ownership in the
Deposited Secu-
rities to such
successor with the
beneficial
ownership to remain
vested in the
Owners, and shall
deliver to such
successor a list of
the Owners of all
outstanding
Receipts.  Any such
successor
depositary shall
promptly mail
notice of its
appointment to the
Owners.

          Any
corporation into or
with which the
Depositary may be
merged or
consolidated shall
be the successor of
the Depositary
without the ex-
ecution or filing
of any document or
any further
act.  Whenever the
Depositary in its
discretion
determines that it
is in the best
interest of the
Owners to do so, it
may appoint a
substitute or
additional
custodian or
custodians.

     22.AMENDMENT.
The form of the
Receipts and any
provisions of the
Deposit Agreement
may at any time and
from time to time
be amended by
agreement between
the Depositary and
the Company in any
respect which they
may deem necessary
or desirable.  Any
amendment which
shall impose or
increase any fees
or charges other
than taxes and
other governmental
charges,
registration fees,
cable, telex or
facsimile
transmission cost,
delivery cost or
other such expenses,
or which shall
otherwise prejudice
any substantial
existing right of
Owners, shall,
however, not become
effective as to
outstanding
Receipts until the
expiration of 30
days after notice
of such amendment
shall have been
given to the Owners
of outstanding
Receipts.  Every
Owner and Holder at
the time any
amendment so
becomes effective
shall be deemed, by
continuing to hold
such Receipt, to
consent and agree
to such amendment
and to be bound by
the Deposit Agree-
ment as amended
thereby.  In no
event shall any
amendment impair
the right of the
Owner of any Re-
ceipt to surrender
such Receipt and
receive therefor
the Deposited Secu-
rities represented
thereby except in
order to comply
with mandatory
provisions of
applicable law.

     23.TERMINATION
OF DEPOSIT
AGREEMENT.  The
Depositary will at
any time at the
direction of the
Company terminate
the Deposit
Agreement by
mailing notice of
such termination to
the Owners of all
Receipts then
outstanding at
least 30 days prior
to the date fixed
in such notice for
such termina-
tion.  The
Depositary may
likewise terminate
the Deposit
Agreement by
mailing notice of
such termination to
the Company and the
Owners of all
Receipts then
outstanding if at
any time 90 days
shall have expired
after the
Depositary shall
have delivered to
the Company a writ-
ten notice of its
election to resign
and a successor
depositary shall
not have been
appointed and
accepted its
appointment as
provided in Section
5.04 of the Deposit
Agreement.  If any
Receipts shall
remain outstanding
after the date of
termination, the
Depositary
thereafter shall
discontinue the
registration of
transfers of
Receipts, shall
suspend the dis-
tribution of
dividends to the
Owners thereof,
shall not accept
deposits of Shares
and shall instruct
each Custodian to
act accordingly,
and shall not give
any further notices
or perform any
further acts under
the Deposit
Agreement, except
that the Depositary
shall continue to
collect dividends
and other
distributions
pertaining to
Deposited
Securities, shall
sell property and
rights and convert
Deposited
Securities into
cash as provided in
the Deposit
Agreement, and
shall continue to
deliver Deposited
Securities,
together with any
dividends or other
distributions
received with
respect thereto and
the net proceeds of
the sale of any
rights or other
property, in
exchange for
Receipts
surrendered to the
Depositary after
deducting, in each
case, the fee of
the Depositary for
the surrender of a
Receipt, any
expenses for the
account of the
Owner of such
Receipt in
accordance with the
terms and
conditions of the
Deposit Agreement,
and any applicable
taxes or
governmental
charges.  At any
time after the
expiration of one
year from the date
of termination, the
Depositary may sell
the Deposited
Securities then
held under the
Deposit Agreement
and may thereunder
hold uninvested the
net proceeds of any
such sale, together
with any other cash
then held by it
thereunder, un-
segregated and
without liability
for interest, for
the pro rata
benefit of the
Owners of Receipts
which have not
theretofore been
surrendered, such
Owners thereupon
becoming general
creditors of the
Depositary with
respect to such
proceeds.  After
making such sale,
the Depositary
shall be discharged
from all
obligations under
the Deposit
Agreement, except
to account for such
net proceeds and
other cash after
deducting, in each
case, the fee of
the Depositary for
the surrender of a
Receipt, any ex-
penses for the
account of the
Owner of such
Receipt in
accordance with the
terms and
conditions of the
Deposit Agreement,
and any applicable
taxes or
governmental
charges, and as
provided in the
final sentence of
this Paragraph
23.  Upon the
termination of the
Deposit Agreement,
the Company shall
be discharged from
all obligations
under the Deposit
Agreement except
for its obligations
to the Depositary
with respect to
indemnification,
charges and
expenses.  The
obligations and
rights of the
Depositary and
Custodian under
Section 5.08 or the
Deposit Agreement
shall survive the
termination of the
Deposit Agreement

     24.COMPLIANCE
WITH UNITED STATES
SECURITIES
LAWS.  Not-
withstanding any
provisions in this
Receipt or the
Deposit Agreement
to the contrary,
the Company and the
Depositary have
each agreed that
neither of them
will exercise any
rights either of
them may have under
the Deposit
Agreement or the
Receipt to prevent
the withdrawal or
delivery of Depos-
ited Securities in
a manner which
would violate the
United States
securities laws,
including, but not
limited to Section
I A1 of the General
Instructions to the
Form F6 Registra-
tion Statement, as
amended from time
to time, under the
Securities Act of
1933.